SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-f

On December 25, 2001, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                      BOA


                          By: /s/ Courtney Barholomew
                              ------------------------------
                          Name:   Courtney Barholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        406,730,128.12    4.897000%    10,585,561.91  1,659,797.86   12,245,359.77       0.00       0.00
                        A2        589,921,377.83    5.606912%    15,353,298.99  2,756,364.33   18,109,663.32       0.00       0.00
                        AIO     1,029,906,615.84    0.283810%             0.00    243,581.61      243,581.61       0.00       0.00
Residual                AR                  0.00    5.606912%             0.00          0.02            0.02       0.00       0.00
                        ALR                 0.00    5.606912%             0.00          0.00            0.00       0.00       0.00
                        B1         15,625,215.56    5.500000%        13,942.55     71,615.57       85,558.12       0.00       0.00
                        B2          6,221,511.43    5.500000%         5,551.52     28,515.26       34,066.78       0.00       0.00
                        B3          5,185,425.46    5.500000%         4,627.01     23,766.53       28,393.54       0.00       0.00
                        B4          2,074,170.18    5.500000%         1,850.80      9,506.61       11,357.42       0.00       0.00
                        B5          2,074,170.18    5.500000%         1,850.80      9,506.61       11,357.42       0.00       0.00
                        B6          2,074,617.06    5.500000%         1,851.20      9,508.66       11,359.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,029,906,615.84     -           25,968,534.79  4,812,163.08   30,780,697.87     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        396,144,566.22              0.00
                                A2        574,568,078.84              0.00
                                AIO       1,003,938,081.05            0.00
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
                                B1         15,611,273.01              0.00
                                B2          6,215,959.91              0.00
                                B3          5,180,798.45              0.00
                                B4          2,072,319.38              0.00
                                B5          2,072,319.38              0.00
                                B6          2,072,765.86              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,003,938,081.05   -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    406,730,128.12     4.897000% 0605064Q2    25.818444      4.048287    966.206259
                           A2    589,921,377.83     5.606912% 0605064R0    25.818444      4.635163    966.206259
                           AIO   1,029,906,615.84     0.283810% 0605064S8     0.000000      0.234676    967.232994
Residual                   AR              0.00     5.606912% 0605064T6     0.000000      0.487161      0.000000
                           ALR             0.00     5.606912% 0605064U3     0.000000      0.000000      0.000000
                           B1     15,625,215.56     5.500000% 0605064V1     0.891524      4.579294    998.227061
                           B2      6,221,511.43     5.500000% 0605064W9     0.891524      4.579294    998.227061
                           B3      5,185,425.46     5.500000% 0605064X7     0.891524      4.579294    998.227061
                           B4      2,074,170.18     5.500000% 0605064Y5     0.891524      4.579294    998.227061
                           B5      2,074,170.18     5.500000% 0605064Z2     0.891524      4.579294    998.227061
                           B6      2,074,617.06     5.500000% 0605065A6     0.891524      4.579294    998.227063
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,029,906,615.84       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance     1,003,938,081.04 1,003,938,081.04
Loan count                   2166             2166
Avg loan rate           6.747912%             6.75
Prepay amount       25,049,537.97    25,049,537.97

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       857,563.48       857,563.48
Sub servicer fees            0.00             0.00
Trustee fees             1,716.51         1,716.51


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               20,758,971.00    20,758,971.00
Special Hazard      11,002,903.82    11,002,903.82


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          1,029,906,615.84
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          22                11,159,328.67
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                22                11,159,328.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           30,780,697.87         30,780,697.87
Principal remittance amount           25,968,534.79         25,968,534.79
Interest remittance amount             4,812,163.08          4,812,163.08